Income Taxes (Details 1)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of the Company’s effective tax rate to the expected federal tax rate
Effective federal tax rate	35.00%	35.00%
Effect of permanent differences	(7.54%)	(21.78%)
State tax rate	2.20%	2.20%
Change in rate	0.00%	(0.23%)
Other	0.00%	3.07%
Valuation allowance	(29.66%)	(18.26%)
Net	0.00%	0.00%